CREDIT SUISSE FINANCIAL SERVICES FORUM Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. February 7, 2017 © 2017 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s forthcoming 2016 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. In this presentation, we present net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. We believe this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio, future number of branches, and capital return are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,”, “strategies”, “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to increased capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. IMPORTANT CAUTIONARY STATEMENT

SUNTRUST OVERVIEW

SunTrust is a leading financial institution focused on meeting clients' needs and improving their financial well-being. Our Company is differentiated by:

Culture

"Client First" culture centered on our purpose of *Lighting the Way to Financial Well-Being*

Size

Large enough to compete with the largest banks while still being able to serve our clients as "One Team"

Diversity

Strong regional bank with key national businesses, full product capabilities, and a diverse revenue mix

Footprint

Leading market shares in high growth markets (Southeast & Mid-Atlantic); supplemented by growing presence nationally

Key Statistics (Rank)[1,2]

$205B (11th) Assets	**$143B (10th)** Loans	**$160B (10th)** Deposits
$28.5B Market Cap	**~5.6MM** Clients	**24,375** Teammates[3]

Deposit Market Share in Respective Top 10 MSAs[4]



14%
#2 of 11
6%
SunTrust
Peer Median

See appendix slide #20 for footnotes

3

SUNTRUST

4 GEOGRAPHIC PRESENCE Regional Businesses • Consumer Banking • Commercial and Business Banking • Consumer Lending (Home Equity, Credit Card) • Private Wealth Management • Retail Mortgage National Businesses • Corporate & Investment Banking • Commercial Real Estate & Pillar Financial • Consumer Lending (Auto, LightStream, Third Party Relationships) • Specialty Private Wealth Management • Correspondent Mortgage SunTrust has a well-diversified mix of regionally focused businesses (Southeast & Mid- Atlantic) and more nationally oriented businesses See appendix slide #20 for footnotes Note: Map is not representative of all SunTrust locations. Regional locations (Southeast and Mid-Atlantic) are generally cities with a significant retail and commercial presence. Cities outside of Southeast and Mid-Atlantic generally contain Wholesale Banking (CIB, CRE) offices Los Angeles San Francisco Dallas Houston Atlanta Orlando Miami Tampa Chicago Nashville Memphis Charlotte Richmond Baltimore New York Boston Ft. Lauderdale Raleigh-Durham Washington, DC San Diego Kansas City Regional businesses favorably positioned within higher- growth markets - 13 of top 25 fastest job growth MSAs - x% of the total US GDP - Above average historical & projected population growth 15 of top 25 fastest job growth MSAs1 20% of total GDP2 #1 Region for population growth3

INVESTMENT THESIS

Consistent performance against strategic priorities

1 Strong & Diverse Franchise; Investing in Growth

(Earnings per share[1])



$0.94
$2.19
$2.74
$3.23
$3.58
$3.60
2011
2012
2013
2014
2015
2016

2 Improving Efficiency & Returns

(Adjusted tangible efficiency ratio[2])



71.5%
66.9%
65.3%
63.3%
62.6%
62.0%
2011
2012
2013
2014
2015
2016

3 Strong Capital Position Supports Growth

(Dividends & share buybacks as a % of net income)



8%
11%
26%
48%
62%
73%
2011
2012
2013
2014
2015
2016

5 Year Total Shareholder Return: 237%; 2nd Highest Among Peers (Median: 132%)[3]

1. 2012 and 2013 values represent adjusted earnings per share. GAAP earnings per share for 2012 and 2013 were $3.59 and $2.41, respectively. The reconciliation to GAAP can be found on Form 10-K for the year ended December 31, 2015 (Table 1 beginning on page 27)
2. 2011, 2012, 2013, and 2014 values represent the adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Efficiency ratios (FTE) were 72.0% 59.3% 71.2% 66.7% 63.1% and 62.6% for 2011, 2012, 2013, 2014, 2015, and 2016 respectively. Please refer to appendix slide #18 for GAAP reconciliations
3. Source: Bloomberg. Reflects five years ended December 30, 2016. Peers include WFC, USB, PNC, BBT, RF, FITB, KEY, MTB, COF, and CMA. Dividends assumed to be reinvested in security

5

SUNTRUST

STRONG & DIVERSE FRANCHISE Investing in Growth 1

7 MAKING INVESTMENTS IN GROWTH Consumer Banking & PWM  Omni-Channel strategy → Enhance and expand mobile, digital, & online platforms / capabilities (for clients and teammates) → Train and hire advisory personnel within branches → Expand ATM and Teller Connect network → Refurbish existing branches → Targeted new branch openings  Consumer Lending initiatives → LightStream: increase investments to allow for scale (talent, marketing, technology) → Credit Card: improve product offerings  Private wealth management → Train and hire new wealth advisors → Grow retail asset management capabilities → Enhance and expand online & digital capabilities of SummitView Wholesale Banking  Continued growth of corporate and investment banking (CIB) → Expand sub-industry verticals → Grow and invest further in advisory businesses (M&A / equity) → Expand product capabilities  Expand industry expertise outside of CIB into Commercial & Business Banking (CBB) and CRE → Further build out of industry verticals → Acquire and develop top talent in order to move up market (relationship managers, corporate finance specialists, industry specialists)  Technology → Ongoing investments in integrated ecosystem centered around salesforce.com and nCino → Ongoing investments in a more efficient, user-friendly T&PS platform and overall product offerings  Integration of Pillar Financial Mortgage  Continued investments to enable market share gains across the mortgage platform → Production: meet clients’ increased purchase needs → Servicing: targeted growth to leverage scale of servicing business  Technology → Digital self-serve capabilities & integration with other SunTrust platforms → Digital originations platform → Analytics-based marketing (which leverages data available throughout the Company) Strategic investments will drive future growth & improve profitability

WHOLESALE BANKING

Emphasis on leveraging differentiated business model and working together as OneTeam to meet the capital markets needs of all Wholesale Banking clients

	Universal Banks	Regional Banks	Boutique Firms	SunTrust Wholesale Banking
Full Product Capabilities	✓	✗	✗	✓
Industry Vertical Expertise	✓	✗	✓	✓
Middle Market Focus	✗	✓	✓	✓
OneTeam Approach	✗	✓	✓	✓
Balance Sheet	✓	✓	✗	✓

Investment banking income increased 7% in 2016

~30% of this growth came from non-CIB clients (CBB, CRE, PWM)

Continued Long-Term Growth



Left Lead Relationships
20% CAGR
2014
2016
$43.6
$55.3
Average Deposits ($B)
13% CAGR
2014
2016
$62.6
$71.6
Average Loans ($B)
7% CAGR
2014
2016
$404
$494
Investment Banking Income ($MM)
11% CAGR
2014
2016

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SunTrust

CONSUMER BANKING: OMNI-CHANNEL STRATEGY

Continued evolution towards a digitally-centered business enables branch reductions...



1,659
Full Service Branches
18%
1,367
6%
~1,280
4%
~1,225
2011
2016
2Q17
2018

Savings from branch reductions fund investments in...

Further enhanced and expanded online and mobile banking resources	Enhanced branch exterior with expanded ATM and Teller Connect network	Improved client experience within branches (more advisory personnel)



SunTrust





SunTrust

..resulting in a better overall client experience

9
SunTrust

10 $1.8B $3.1B 4Q 15 4Q 16 SPOTLIGHT ON With Good Returns and Strong Credit Quality 5.18% Average Portfolio Yield2 0.38% 2016 NCO 770 Average FICO 1.5–2 years Average Duration Loans from $5,000 to $100,000 Quick response time $ Money in your account as soon as 1 day 1 2 3 Simple three step process National Online Consumer Lending Platform with an Outstanding Client Experience Diverse, Growing Portfolio Average Balance1 Efficient & Scalable Platform See appendix slide #20 for footnotes 34% 10% 25% 16% 14% Unsecured Auto Secured Auto Home Improvement Debt Consolidation Marine, RV, Other

IMPROVING EFFICIENCY & RETURNS 2

12 ADJUSTED TANGIBLE EFFICIENCY RATIO1 Revenue Growth Initiatives Outlined on Slide 7  Execute Omni-Channel strategy → 6% net branch reduction by end of 2Q 17  Streamline operations infrastructure; digitize end-to-end processes and leverage ongoing investments in technology  More effectively manage third-party relationships  More efficient deployment of human capital  Reduce volume-related costs within mortgage production The Path to <60% Reduced Expenses 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61%-62% <60% 2011 2012 2013 2014 2015 2016 2017 Medium-Term Target (2019) 1. Efficiency ratios (FTE) were 72.0%, 59.3%, 71.2%, 66.7%, 63.1% and 62.6% for 2011, 2012, 2013, 2014, 2015, and 2016 respectively. Please refer to appendix slide #18 for GAAP reconciliations

13 OPTIMIZING THE BALANCE SHEET TO ENHANCE RETURNS Notable Statistics  Commercial & Industrial Portfolio: 20+ industry sectors & LOB’s □ Maximum exposure to any sector3: 6% of loans  Consumer / Residential Portfolio4: Average FICO score of 750+ Return Improvement - Going Forward  Grow Consumer Lending  Maintain focus on relationship returns / client ROE in Wholesale Banking  Increase capital returns to shareholders  Improve efficiency ratio See appendix slide #20 for footnotes Commercial & Industrial 48% Residential Mortgage (Non-Guaranteed) 18% 0.78% 9.4% 0.94% 10.9% ROA ROTCE 2013 2016 Maintain Diversity1 Improve Returns 2

3 STRONG CAPITAL POSITION SUPPORTS GROWTH

15 3.6% 4.5% SunTrust Traditional Banks Median STRONG CAPITAL POSITION SUPPORTS GROWTH Strong Capital Position 9.4% ~8-9% Basel III CET1 Target Level 62% 73% 2015 2016 Increased Capital Returns Targeted M&A  LightStream (2012)  Lantana Oil & Gas Partners (2014)  MSR acquisitions (~$41 billion UPB since January 2014)  Pillar & Cohen Financial (2016) $133.6 $141.1 2015 2016 Organic Growth (Loan growth & investments outlined on slide 7) Average Loans ($B) Fully Phased-In CET11 Stressed Capital Erosion2 #3 of 20 Payout Ratio4 3 See appendix slide #20 for footnotes

RECAP: WHY INVEST IN SUNTRUST?

Investment Thesis	2016 Accomplishments	Medium-Term Focus & Potential
1 Strong & Diverse Franchise; Investing in Growth	✓ 5th consecutive year of EPS growth • 7% revenue growth driven by: → Broad-based loan and deposit growth → Continued momentum in capital markets (9th consecutive record year for investment banking income) → Market share gains in mortgage	• Execute Wholesale Banking strategy (add expertise, acquire and deepen client relationships via capital markets and T&PS) • Continue to grow and invest in LightStream and other consumer lending initiatives • Increase advisory-oriented bankers and deepen relationships with mass affluent households • Organic servicing portfolio growth will partially buffer decline in mortgage production
2 Improving Efficiency & Returns	✓ 5th consecutive year of efficiency improvements • Met 2016 goal: 65 bp reduction in tangible efficiency ratio relative to FY 2015 • Maintained focus on returns → $1 billion auto loan sale → Increased capital return	• <60% Medium-Term (2019) Tangible Efficiency Ratio Goal → Will be achieved via revenue growth (see above) and disciplined expense management → Various strategies and initiatives underway to mitigate expense growth and improve operating leverage in 2017 and beyond ▫ 6% net branch reduction to be completed by end of 2Q 17
3 Strong Capital Position	✓ 5th consecutive year of increased capital return • 15% increase in 2016 capital return → 9% increase in dividends per share → 22% increase in share repurchases • Completed acquisition of Pillar Financial	• Continued opportunity to increase dividends and share buybacks • Continue to adhere to strong underwriting standards in order to drive strong CCAR performance and through-the-cycle returns • Evaluate targeted growth and acquisition opportunities

Note: 2016 Accomplishment figures refer to the YoY change of FY 2015 vs. FY 2016

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SUNTRUST

APPENDIX

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	2011	2012	2013	2014	2015	2016
Reported (GAAP) Basis						
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383
Revenue	8,486	10,475	8,067	8,163	8,032	8,604
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468
Efficiency Ratio	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%
Reconciliation:						
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221
FTE Adjustment	114	123	127	142	142	138
Net Interest Income-FTE	5,179	5,225	4,980	4,982	4,906	5,359
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383
Revenue-FTE	8,600	10,598	8,194	8,305	8,174	8,742
Efficiency Ratio-FTE	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%
Adjustment Items (Noninterest Income):						
3Q-4Q 12 student / Ginnie Mae loan sale (losses)		(92)				
Securities gains/ (losses)		1,938				
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009		(371)				
GSE mortgage repurchase settlements			(63)			
RidgeWorth sale				105		
Adjusted Noninterest Income	3,421	3,898	3,277	3,218	3,268	3,383
Adjusted Revenue-FTE[2]	8,600	9,123	8,257	8,200	8,174	8,742
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468
Adjustment Items (Noninterest Expense):						
Legacy affordable housing impairment		96				
Charitable contribution of KO shares		38				
Impact of certain legacy mortgage legal matters			323	324		
Mortgage servicing advances allowance increase			96			
Adjusted Noninterest Expense[2]	6,194	6,150	5,412	5,219	5,160	5,468
Amortization Expense	43	46	23	25	40	49
Adjusted Tangible Expenses[2]	6,151	6,104	5,389	5,194	5,120	5,419
Adjusted Efficiency Ratio-FTE[3]	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%
Adjusted Tangible Efficiency Ratio-FTE[3]	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.43%), (0.27%), (0.30%), (0.49%), and (0.56%) for 2011, 2012, 2013, 2014, 2015, and 2016, respectively

Note: 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio, 2015 and 2016 represent reported efficiency ratio and reported tangible efficiency ratio

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19 RECONCILIATION: COMMON EQUITY TIER 1 RATIO1 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio. All figures are estimated at the time of the earnings release and subject to revision 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 4Q 16 Common Equity Tier 1 – Transitional $17.0 Adjustments2 (0.0) Common Equity Tier 1 – Fully phased-in $16.9 Risk-weighted Assets: Common Equity Tier 1 – Transitional $176.8 Adjustments3 2.4 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $179.2 Common Equity Tier 1 – Transitional 9.59% Common Equity Tier 1 – Fully phased-in 9.43%

20 FOOTNOTES Slide #3: 1. Assets, loans, deposits, client, and teammate data as of December 31, 2016; market capitalization as of February 3, 2017 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of September 30, 2016. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2016, pro-forma for completed and pending mergers and acquisitions 3. Represents full-time equivalent employees 4. Source: SNL Financial, as of June 30, 2016, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, WFC Slide #4: 1. source: Bureau of Labor Statistics. Represents the MSAs with the highest job growth percentages from FY 2009 to September 2016 2. Source: https://bea.gov/scb/pdf/2016/07%20July/0716_gdp_by_state.pdf. Represents GDP in 2015 as % of total US GDP for GA, FL, NC, SC, TN, MD, VA, DC, KY 3. Source: SNL Financial and Nielsen. Demographic data is provided by Nielsen based primarily on US Census data. For non-census year data, Nielsen uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Nielsen for some of the data Slide #10: 1. LightStream portfolio average balances for 4Q 15 and 4Q 16 2. For the three months ended December 31, 2016. Rates range from 1.74% to 14.99% depending on loan purpose, amount, term and credit profile Slide #13: 1. Data as of December 31, 2016. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding 2. Return on average common shareholders’ equity was 6.3% and 8.0% for 2013 and 2016, respectively. The effect of excluding intangible assets, excluding MSRs, was 3.1%and 2.9% for 2013 and 2016, respectively 3. Not including real estate loans which are classified as C&I 4. Represents weighted average score as of December 31, 2016. Includes consumer loans, home equity, and residential mortgage. Excludes guaranteed loans Slide #15: 1. Please see Appendix slide #19 to reconcile to GAAP CET1 ratio 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2016 CCAR severely adverse scenario 3. CCAR 2016 Traditional Banks include BAC, BANCW, BBT, BBVA, BMO, C, CFG, CMA, FITB, HBAN, JPM, KEY, MTB, PNC, RF, STI, TD, USB, WFC, ZION 4. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Net Income Available to Common Shareholders